UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07583

HSBC ADVISOR FUNDS TRUST
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31 Date of reporting period: October 31, 2014

Item 1. Reports to Stockholders.

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Annual Report
October 31, 2014

EQUITY FUNDS	Class A	Class B	Class C	Class I
HSBC Growth Fund	HOTAX	HOTBX	HOTCX	HOTYX
HSBC Opportunity Fund	HSOAX	HOPBX	HOPCX	RESCX

Table of Contents
HSBC Family of Funds
Annual Report - October 31, 2014

Glossary of Terms
Commentary From the Investment Manager	3
Portfolio Reviews	4
Statements of Assets and Liabilities	8
Statements of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	14
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	24
Other Federal Income Tax Information	25
Table of Shareholder Expenses	26
HSBC Portfolios
Portfolio Composition	28
Schedules of Portfolio Investments
HSBC Growth Portfolio	29
HSBC Opportunity Portfolio	31
Statements of Assets and Liabilities	33
Statements of Operations	34
Statements of Changes in Net Assets	35
Financial Highlights	36
Notes to Financial Statements	37
Report of Independent Registered Public Accounting Firm	42
Investment Adviser Contract Approval	43
Table of Shareholder Expenses	45
Board of Trustees and Officers	46
Other Information	48

Glossary of Terms

Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.

Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Lipper Large-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mid-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged equity index which captures large and mid cap representation across Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK (excluding the U.S. and Canada).

Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index is an unmanaged index that captures large and mid cap representation across 23 Emerging Markets (EM) countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E Ratio means high projected earnings in the future.

Russell 1000® Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The United States posted strong results for the 12-month period between November 1, 2013 and October 31, 2014. Healthy corporate profits and an improving employment picture helped drive strong economic growth in the U.S. and push equity markets to record highs. A different story played out globally, however, with the economies of Japan, China, and the eurozone struggling against significant economic headwinds. Geopolitical turmoil, particularly in the Ukraine and the Middle East, also weighed on global markets. The U.S. economy was one of the few economic bright spots for the period.

Equity markets benefited from the Federal Reserve Board’s (the “Fed”) decision to maintain the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% and 0.25%. Fears of a premature end to the Fed’s stimulus efforts led to some market volatility early in the period. The Fed Chairman Janet Yellen, who succeeded Ben Bernanke in February, eased those fears after suggesting that any increase in rates would be measured. Investors were reassured by the Fed’s plan to gradually phase out its large-scale bond-buying program by the end of October.

Despite the strong growth, the U.S. economy faced a number of economic headwinds during the period, including a loss of momentum in the housing market recovery, continued weakness in wage growth, and a harsh winter that contributed to a decline in U.S. gross domestic product1 (“GDP”) growth in the first quarter of 2014.

Economic indicators weakened during the first quarter of 2014, which dragged on markets and essentially erased equity gains from earlier in the period. Markets bounced back enough to post modest gains for the first half of the period, through April 30, 2014, however. The muted market response was a result of data showing slowed growth in manufacturing activity, meager improvements in the labor market and poor retail sales. The culmination of the negative indicators came with news that the U.S. economy had shrunk significantly during the first quarter of 2014—contracting at a 2.1% annualized rate.

GDP growth rebounded strongly in the second and third quarters of 2014, posting annualized growth rates of 4.6% and 3.9%, respectively. Economic conditions improved for the second half of the 12-month period as data showed significant improvements in retail sales, home sales, job growth, industrial output and consumer confidence. Progress in these areas generally continued through the end of the period, though important signs of economic weakness remained, such as a slowing rate of home price increases and lower-than-expected job growth. In particular, a large number of workers remain underemployed and reliant on part-time and lower paying jobs.

Outside of the U.S., developed economies faced major economic challenges. Japanese markets experienced volatility as the nation’s central bank pushed forward a plan to revive its economy. A steep increase in Japan’s consumption tax last spring dealt a severe economic blow, leading to a 1.8% decrease in GDP growth for the second quarter of 2014. Economic growth in eurozone economies also slowed dramatically due to high unemployment, decreasing industrial production and other disappointing economic indicators.

Economic conditions deteriorated in many emerging markets during the period. The leading drivers of those declines included geopolitical instability and concerns that tighter monetary policy in the U.S. would negatively impact emerging economies. China’s economy experienced a dramatic slowdown as a slumping real estate market and weak demand led to its lowest level of GDP growth in five years. While not unexpected, the slowdown in China acted as a drag on global economic growth. Meanwhile, Russia’s annexation of Ukraine’s Crimea region created much uncertainty in global markets. Western sanctions and a plummet in the value of the ruble contributed to substantial losses for Russian stocks.

Market Review

The period began with strong gains for U.S. equities. This climb continued through the end of 2013 only to give way to a market sell-off in late January 2014 that was triggered by slowing growth in emerging markets. The prospect of higher interest rates and declining global liquidity fed fears that slowing global economic growth could put a drag on U.S. markets. Robust corporate earnings in the U.S. helped stocks reverse directions in the following months, and positive economic data on housing, manufacturing and employment helped sustain the momentum. Broad market indices posted gains during each quarter of the period. Price-to-Earnings1 ratios also rose throughout the period, as investors grew more confident about the economic outlook.

U.S. small- and mid-cap stocks underperformed large-cap stocks during the period, and emerging markets equities slightly outpaced those of developed economies. The Russell 2000® Index1 of small-company stocks returned 8.06% during the 12 months through October 31, 2014, while the Russell 1000® Index1 returned 16.78%. The MSCI EM Index1 returned 0.98%, while the MSCI World Index returned 9.25%.

Stocks in many developed economies remained largely flat, with the U.S. being a notable exception. Equities in both Japan and Europe ended the 12-month period essentially where they had been at its start. The MSCI EAFE Index1 of international stocks in developed markets posted a -0.17% return. In the U.S., the S&P 500 Index1 of large-company stocks returned 17.27%. Each of the 10 sectors of the index shared in those gains.

Fixed-income markets made modest gains during the period. The yield curve flattened due to expectations that the Fed would move to raise interest rates, and over broader concerns about the health of the global economy. The expectation that short-term rates would soon rise created upward pressure on short-term bond yields.

Meanwhile, the slowdown in major global economies generally made the U.S. economy more attractive to risk-averse investors, which drove up prices on U.S. long-term bonds and caused yields to drop. The flight to quality also led to a strengthening of the U.S. dollar. The Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 4.14% for the 12-month period ended October 2014, while the Barclays U.S. Corporate High-Yield Bond Index1 returned 5.82%.

Fixed-income markets in Europe rallied throughout the period, fueled by the European Central Bank’s bond-buying program and its efforts to lower interest rates. The Barclay’s Euro Aggregate Bond Index returned 8.80%. Emerging markets bonds also ended the period significantly higher as the J.P. Morgan Emerging Markets Bond Index Global returned 7.20%.

1	For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS       3

Portfolio Reviews (Unaudited)
HSBC Growth Fund
(Class A Shares, Class B Shares, Class C Shares and Class I Shares)

by Clark J. Winslow, CEO/Portfolio Manager
Justin H. Kelly, CFA, CIO/Portfolio Manager
Patrick M. Burton, CFA, Managing Director/Portfolio Manager
Winslow Capital Management, LLC

The HSBC Growth Fund (the “Fund”) seeks long-term growth of capital. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities of high-quality companies with market capitalizations generally in excess of $2 billion, which the subadviser believes have the potential to generate superior levels of long-term profitability and growth. The Fund utilizes a two-tier structure, commonly known as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Growth Portfolio (the “Portfolio”). The Portfolio employs Winslow Capital Management, LLC as its subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2014, the Fund returned 14.59% (without sales charge) for the Class A Shares and 14.94% for the Class I Shares. That compared to a 17.11% total return for the Russell 1000® Growth Index1, the Fund’s primary performance benchmark, and a 15.29% total return for the Lipper Large-Cap Growth Funds Average1.

Portfolio Performance

The U.S. economy continued to gain strength during the period, outpacing many other developed economies. U.S. equities performed well during the period due in part to strong corporate earnings growth and investors’ growing confidence in the strength of the economic recovery. Investors were also encouraged by signs—including continued low inflation—that the Fed was not likely to raise interest rates in the near term.

The Fund performed well in that environment. However, the Fund lagged its benchmark for the period. Individual stock selection was one of the largest detractors from relative performance. In particular, the Fund was hurt by underperforming investments in a global coffee chain that experienced weaker-than-expected same-store sales, and a beauty products retailer that underwent a management change and a revision to its long-term strategic plan.†

An overweight position in the consumer discretionary sector also detracted from relative performance. The sector lagged the benchmark as investors remained concerned about the potential for consumer spending to decline in the wake of harsh winter weather and a lack of significant wage growth among consumers.†

Stock selection in the industrial sector was the top contributor to the Fund’s relative performance. In particular, holdings of an airline and a railroad transportation company boosted returns, with the latter benefiting from higher-than-expected rail volumes and strong pricing power. An underweight position in the consumer staples sector also contributed to relative performance, as such stocks did not perform well during the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

4       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Growth Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual			Expense
Fund Performance		Total Return (%)			Ratio (%)[6]
	Inception
As of October 31, 2014	Date	1 Year	5 Year	10 Year	Gross	Net
HSBC Growth Fund Class A1	5/7/04[5]	8.88	15.22	8.91	1.33	1.20
HSBC Growth Fund Class B2	5/7/04[5]	9.83	15.55	8.98	2.08	1.95
HSBC Growth Fund Class C3	5/7/04[5]	12.77	15.54	8.66	2.08	1.95
HSBC Growth Fund Class I	5/7/04[5]	14.94	16.71	9.74	1.08	0.95
Russell 1000® Growth Index[4]	—	17.11	17.43	9.05	N/A	N/A
Lipper Large-Cap Growth Funds Average[4]	—	15.29	15.71	8.25	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2015.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. (the “Adviser”) to the Fund related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio and the Fund not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	For additional information, please refer to the Glossary of Terms.
5	The HSBC Growth Fund was initially offered for purchase effective May 7, 2004; however, no shareholder activity occurred until May 10, 2004.
6	Reflects the expense ratios as reported in the prospectus dated February 28, 2014. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.20%, 1.95%, 1.95% and 0.95% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2015. Additional information pertaining to the October 31, 2014 expense ratios can be found in the financial highlights.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       5

Portfolio Reviews (Unaudited)
HSBC Opportunity Fund (Advisor)
(Class I Shares)
HSBC Opportunity Fund
(Class A Shares, Class B Shares and Class C Shares)

by William A. Muggia, Committee Lead/Portfolio Manager
Ethan J. Myers, CFA, Portfolio Manager
John M. Montgomery, Portfolio Manager
Hamlen Thompson, Portfolio Manager
Bruce N. Jacobs, CFA, Portfolio Manager
Westfield Capital Management Company, L.P.

The HSBC Opportunity Fund and HSBC Opportunity Fund (Advisor) (collectively the “Fund”) seek long-term growth of capital by investing in equity securities of small- and mid-cap companies. Small- and mid-cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500™ Growth Index. The Fund may also invest in equity securities of larger, more established companies and may invest up to 20% of its assets in securities of foreign companies. The Fund employs a two-tier structure, commonly referred to as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Opportunity Portfolio (the “Portfolio”). The Portfolio employs Westfield Capital Management Company, L.P. as its subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Small- to mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2014, the Class I Shares of the HSBC Opportunity Fund (Advisor) produced a 12.16% total return, and the Class A Shares of the Fund produced a 11.57% total return (without sales charge). The Russell 2500™ Growth Index1, the Fund’s primary performance benchmark, and the Lipper Mid-Cap Growth Funds Average1 returned 10.24% and 10.43%, respectively.

Portfolio Performance

U.S. equities posted strong returns for the period and rallied to historic highs late in the period. The U.S. equity market was a bright spot as many global markets sagged under the weight of sluggish economic growth and geopolitical issues. Investors also remained focused on risk, showing a preference for more stable and tested companies and aversion to speculation, which helped larger cap stocks outperform their smaller cap counterparts.

Defensive sectors such as health care and telecommunications performed well during the period while economically sensitive sectors such as information technology, consumer discretionary and industrials lagged the broader market. The energy sector was among the worst performing sectors as oil prices declined amid economic weakness in Europe and Asia and increased supply from the U.S.

The Fund outperformed its benchmark due in large part to strong stock selection, particularly in the information technology sector. An electronic payment services company was the sector’s top performer due in part to better-than-expected quarterly earnings for five quarters in a row. An underweight position in the overall IT sector also contributed to relative performance as it lagged the broader market.†

Stock selection in the financial sector was another positive contributor. Though the sector experienced volatility during the period due to uncertainty about when the Fed would raise short-term interest rates, the Fund benefited from strong individual selection among financial stocks. In particular, holdings of a global real estate and investment management services provider helped relative returns. The Fund’s investments within the industrial sector also helped boost relative returns.†

The health care sector was the only detractor from the Fund’s relative returns. Despite posting strong absolute returns, the Fund’s sector holdings in the health care sector lagged the benchmark’s holdings. An overweight position to the sector was not enough to overcome the impact of stock selection, especially in the biotechnology subsector. One notable underperformer was a biopharmaceutical company whose stock price suffered from weaker-than-expected sales of its lead product.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

6       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Opportunity Fund

The charts above represent a historical 10-year performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual			Expense
Fund Performance		Total Return (%)			Ratio (%)[5]
	Inception
As of October 31, 2014	Date	1 Year	5 Year	10 Year	Gross	Net
HSBC Opportunity Fund Class A1	9/23/96	6.02	17.84	11.40	2.01	1.65
HSBC Opportunity Fund Class B2	1/6/98	6.88	18.17	11.47	2.76	2.40
HSBC Opportunity Fund Class C3	11/4/98	9.68	18.19	11.14	2.76	2.40
HSBC Opportunity Fund Class I†	9/3/96	12.16	19.66	12.45	0.99	0.99
Russell 2500™ Growth Index[4]	—	10.24	19.20	10.26	N/A	N/A
Lipper Mid-Cap Growth Funds Average[4]	—	10.43	17.00	9.23	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2015 for Class A Shares, Class B Shares and Class C Shares.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. (the “Adviser”) to the Fund related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio and the Fund not received the payments.

†	The Class I Shares are issued by a series of HSBC Advisor Funds Trust, also named the HSBC Opportunity Fund.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	For additional information, please refer to the Glossary of Terms.
5	Reflects the expense ratios as reported in the prospectus dated February 28, 2014. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the Portfolio) to an annual rate of 1.65%, 2.40%, and 2.40% for Class A Shares, Class B Shares, and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2015. Additional information pertaining to the October 31, 2014 expense ratios can be found in the financial highlights.

The Fund’s performance is measured against the Russell 2500™ Growth Index, an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       7

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2014

	Growth Fund	Opportunity Fund	Opportunity Fund (Advisor)
Assets:
Investments in Affiliated Portfolios	78,931,445	17,288,352	205,292,823
Receivable for capital shares issued	1,440	2,582	77,608
Receivable from Investment Adviser	—	5,074	—
Prepaid expenses	19,310	11,294	11,558
Total Assets	78,952,195	17,307,302	205,381,989

Liabilities:
Payable for capital shares redeemed	68,912	10,048	87,320
Accrued expenses and other liabilities:
Investment Management	17,593	—	—
Administration	1,573	348	4,100
Distribution fees	656	706	—
Shareholder Servicing	3,765	8,294	—
Compliance Services	18	3	74
Accounting	2	1	1
Transfer Agent	5,002	4,187	3,831
Trustee	92	16	314
Other	25,229	17,872	49,795
Total Liabilities	122,842	41,475	145,435
Net Assets	$78,829,353	$17,265,827	$205,236,554

Composition of Net Assets:
Capital	47,181,364	11,786,651	134,062,560
Accumulated net investment income (loss)	(191,800)	(62,315)	(587,018)
Accumulated net realized gains (losses) from investments	10,950,030	3,242,971	42,885,372
Net unrealized appreciation/depreciation on investments	20,889,759	2,298,520	28,875,640
Net Assets	$78,829,353	$17,265,827	$205,236,554

Net Assets:
Class A Shares	$13,503,932	$16,109,803	$—
Class B Shares	309,528	334,431	—
Class C Shares	763,980	821,593	—
Class I Shares	64,251,913	—	205,236,554
Total	$78,829,353	$17,265,827	$205,236,554

Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	611,218	1,256,019	—
Class B Shares	16,091	35,163	—
Class C Shares	39,413	83,809	—
Class I Shares	2,839,124	—	11,750,909

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$22.09	$12.83	$—
Class B Shares(a)	$19.24	$9.51	$—
Class C Shares(a)	$19.38	$9.80	$—
Class I Shares	$22.63	$—	$17.47
Maximum Sales Charge:
Class A Shares	5.00%	5.00%	—%
Maximum Offering Price per share
(Net Asset Value / (100%-maximum sales charge))
Class A Shares	$23.25	$13.51	$—
____________________

(a)	Redemption Price per share varies by length of time shares are held.

8 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2014

	Growth Fund	Opportunity Fund	Opportunity Fund (Advisor)
Investment Income:
Investment Income from Affiliated Portfolios	$616,571	$86,255	$1,060,976
Expenses from Affiliated Portfolios	(557,622)	(147,877)	(1,834,518)
Total Investment Income	58,949	(61,622)	(773,542)

Expenses:
Administration:
Class A Shares	3,282	3,911	—
Class B Shares	96	102	—
Class C Shares	186	214	—
Class I Shares	16,751	—	52,558
Distribution:
Class B Shares	2,850	3,032	—
Class C Shares	5,524	6,347	—
Shareholder Servicing:
Class A Shares	32,445	38,710	—
Class B Shares	950	1,011	—
Class C Shares	1,841	2,116	—
Accounting	24,002	19,002	9,001
Compliance Services	815	167	2,133
Printing	19,275	4,540	44,676
Audit	18,725	18,725	18,725
Transfer Agent	83,672	52,435	78,880
Trustee	2,726	536	7,031
Registration fees	30,680	16,960	15,308
Other	12,302	4,440	24,086
Total expenses before fee reductions	256,122	172,248	252,398
Fees voluntarily reduced by Investment Adviser	—	(16,740)	—
Fees contractually reduced by Investment Adviser	(6,785)	(34,544)	—
Net Expenses	249,337	120,964	252,398

Net Investment Income (Loss)	(190,388)	(182,586)	(1,025,940)

Net Realized/Unrealized Gains (Losses) from Investments: (a)
Net realized gains (losses) from investments	12,286,957	3,388,218	43,323,713
Change in unrealized appreciation/depreciation on investments	(838,892)	(1,436,875)	(18,084,143)

Net realized/unrealized gains (losses) on investments	11,448,065	1,951,343	25,239,570
Change In Net Assets Resulting From Operations	$11,257,677	$1,768,757	$24,213,630
____________________

(a)	Represents amounts allocated from the respective Affiliated Portfolios.

See notes to financial statements.	HSBC FAMILY OF FUNDS 9

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	Growth Fund		Opportunity Fund
	For the year ended October 31, 2014	For the year ended October 31, 2013	For the year ended October 31, 2014	For the year ended October 31, 2013
Investment Activities:
Operations:
Net investment income (loss)	$(190,388)	$111,870	$(182,586)	$(72,706)
Net realized gains (losses) from investments	12,286,957	9,661,220	3,388,218	1,860,103
Change in unrealized appreciation/depreciation
on investments	(838,892)	11,851,661	(1,436,875)	2,027,660
Change in net assets resulting from operations	11,257,677	21,624,751	1,768,757	3,815,057

Dividends:
Net investment income:
Class I Shares	—	(77,975)	—	—
Net realized gains:
Class A Shares	(1,473,999)	(789,480)	(1,492,680)	(613,652)
Class B Shares	(61,772)	(47,389)	(63,060)	(37,922)
Class C Shares	(91,036)	(38,688)	(103,788)	(41,509)
Class I Shares	(7,953,745)	(4,180,730)	—	—
Change in net assets resulting from
shareholder dividends	(9,580,552)	(5,134,262)	(1,659,528)	(693,083)
Change in net assets resulting from
capital transactions	(5,327,302)	(4,356,680)	1,706,742	1,079,236
Change in net assets	(3,650,177)	12,133,809	1,815,971	4,201,210

Net Assets:
Beginning of period	82,479,530	70,345,721	15,449,856	11,248,646
End of period	$78,829,353	$82,479,530	$17,265,827	$15,449,856
Accumulated net investment income (loss)	$(191,800)	$(99,109)	$(62,315)	$2,125

10 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Growth Fund		Opportunity Fund
	For the year ended October 31, 2014	For the year ended October 31, 2013	For the year ended October 31, 2014	For the year ended October 31, 2013
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$496,557	$513,267	$1,938,423	$3,386,291
Dividends reinvested	1,426,628	760,894	1,468,888	601,275
Value of shares redeemed	(1,492,047)	(2,349,534)	(1,701,878)	(2,790,702)
Class A Shares capital transactions	431,138	(1,075,373)	1,705,433	1,196,864

Class B Shares:
Proceeds from shares issued	—	18,851	—	22,345
Dividends reinvested	61,488	47,204	63,060	37,922
Value of shares redeemed	(228,368)	(290,302)	(190,960)	(182,066)
Class B Shares capital transactions	(166,880)	(224,247)	(127,900)	(121,799)

Class C Shares:
Proceeds from shares issued	195,573	51,639	219,440	365,351
Dividends reinvested	89,319	38,495	102,306	41,448
Value of shares redeemed	(126,331)	(81,414)	(192,537)	(402,628)
Class C Shares capital transactions	158,561	8,720	129,209	4,171

Class I Shares:
Proceeds from shares issued	12,675,493	9,187,688	—	—
Dividends reinvested	7,911,912	4,246,858	—	—
Value of shares redeemed	(26,337,526)	(16,500,326)	—	—
Class I Shares capital transactions	(5,750,121)	(3,065,780)	—	—
Change in net assets resulting from capital transactions	$(5,327,302)	$(4,356,680)	$1,706,742	$1,079,236

SHARE TRANSACTIONS:
Class A Shares:
Issued	24,260	27,668	154,943	295,105
Reinvested	70,451	45,103	121,096	59,888
Redeemed	(70,856)	(125,574)	(135,770)	(246,880)
Change in Class A Shares	23,855	(52,803)	140,269	108,113

Class B Shares:
Issued	—	1,163	—	2,603
Reinvested	3,464	3,120	6,968	4,862
Redeemed	(12,832)	(17,588)	(20,434)	(21,126)
Change in Class B Shares	(9,368)	(13,305)	(13,466)	(13,661)

Class C Shares:
Issued	10,381	3,117	22,638	40,827
Reinvested	4,996	2,526	10,965	5,175
Redeemed	(6,864)	(4,667)	(19,935)	(42,252)
Change in Class C Shares	8,513	976	13,668	3,750

Class I Shares:
Issued	602,647	491,350	—	—
Reinvested	382,218	247,171	—	—
Redeemed	(1,244,759)	(859,037)	—	—
Change in Class I Shares	(259,894)	(120,516)	—	—

See notes to financial statements.	HSBC FAMILY OF FUNDS 11

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund (Advisor)
	For the year ended October 31, 2014	For the year ended October 31, 2013
Investment Activities:
Operations:
Net investment income (loss)	$(1,025,940)	$113,802
Net realized gains (losses) from investments	43,323,713	22,059,925
Change in unrealized appreciation/depreciation on investments	(18,084,143)	28,194,578
Change in net assets resulting from operations	24,213,630	50,368,305

Dividends:
Net investment income:
Class I Shares	(433,947)	—
Net realized gains:
Class I Shares	(21,203,571)	(6,472,825)
Change in net assets resulting from shareholder dividends	(21,637,518)	(6,472,825)
Change in net assets resulting from capital transactions	(5,660,696)	29,328,028
Change in net assets	(3,084,584)	73,223,508

Net Assets:
Beginning of period	208,321,138	135,097,630
End of period	$205,236,554	$208,321,138
Accumulated net investment income (loss)	$(587,018)	$152,233

12 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund (Advisor)
	For the year ended October 31, 2014	For the year ended October 31, 2013
CAPITAL TRANSACTIONS:
Class I Shares:
Proceeds from shares issued	$23,221,586	$43,552,792
Dividends reinvested	21,593,694	6,463,988
Value of shares redeemed	(50,475,976)	(20,688,752)
Class I Shares capital transactions	(5,660,696)	29,328,028
Change in net assets resulting from capital transactions	$(5,660,696)	$29,328,028

SHARE TRANSACTIONS:
Class I Shares:
Issued	1,349,096	2,895,000
Reinvested	1,308,790	478,814
Redeemed	(2,969,584)	(1,392,961)
Change in Class I Shares	(311,698)	1,980,853

See notes to financial statements.	HSBC FAMILY OF FUNDS 13

HSBC GROWTH FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
Growth Fund
CLASS A SHARES
Year Ended October 31, 2010	$12.54	$(0.07)	$2.55	$2.48	$—	$—	$—	$15.02	19.78	%(d),(e)	$16,452	1.20%	(0.54	)%(d)	1.23%	89%
Year Ended October 31, 2011	15.02	(0.07)	1.64	1.57	—	—	—	16.59	10.45	%(e)	15,349	1.18%	(0.45)%		1.18%	56%
Year Ended October 31, 2012	16.59	(0.06)	1.16	1.10	—	—	—	17.69	6.63	%(e)	11,327	1.20%	(0.36)%		1.27%	53%
Year Ended October 31, 2013	17.69	(0.01)	5.34	5.33	—	(1.29)	(1.29)	21.73	32.24	%(e)	12,761	1.20%	(0.05)%		1.21%	75%
Year Ended October 31, 2014	21.73	(0.09)	3.03	2.94	—	(2.58)	(2.58)	22.09	14.59%		13,504	1.20%	(0.44)%		1.21%	68%
CLASS B SHARES
Year Ended October 31, 2010	11.60	(0.16)	2.36	2.20	—	—	—	13.80	18.97	%(d),(e)	1,213	1.95%	(1.28	)%(d)	1.98%	89%
Year Ended October 31, 2011	13.80	(0.18)	1.51	1.33	—	—	—	15.13	9.64	%(e)	962	1.93%	(1.19)%		1.93%	56%
Year Ended October 31, 2012	15.13	(0.17)	1.06	0.89	—	—	—	16.02	5.88	%(e)	621	1.95%	(1.10)%		2.03%	53%
Year Ended October 31, 2013	16.02	(0.12)	4.75	4.63	—	(1.29)	(1.29)	19.36	31.16	%(e)	493	1.95%	(0.72)%		1.96%	75%
Year Ended October 31, 2014	19.36	(0.21)	2.67	2.46	—	(2.58)	(2.58)	19.24	13.81%		310	1.95%	(1.17)%		1.96%	68%
CLASS C SHARES
Year Ended October 31, 2010	11.68	(0.17)	2.38	2.21	—	—	—	13.89	18.92	%(d),(e)	184	1.95%	(1.30	)%(d)	1.99%	89%
Year Ended October 31, 2011	13.89	(0.18)	1.52	1.34	—	—	—	15.23	9.65	%(e)	251	1.94%	(1.21)%		1.94%	56%
Year Ended October 31, 2012	15.23	(0.18)	1.07	0.89	—	—	—	16.12	5.84	%(e)	482	1.95%	(1.14)%		2.03%	53%
Year Ended October 31, 2013	16.12	(0.14)	4.80	4.66	—	(1.29)	(1.29)	19.49	31.15	%(e)	602	1.95%	(0.81)%		1.96%	75%
Year Ended October 31, 2014	19.49	(0.22)	2.69	2.47	—	(2.58)	(2.58)	19.38	13.76%		764	1.95%	(1.19)%		1.96%	68%
CLASS I SHARES
Year Ended October 31, 2010	12.65	(0.04)	2.58	2.54	—	—	—	15.19	20.08	%(d),(e)	49,474	0.95%	(0.30	)%(d)	0.99%	89%
Year Ended October 31, 2011	15.19	(0.04)	1.68	1.64	—	—	—	16.83	10.80	%(e)	57,222	0.94%	(0.22)%		0.94%	56%
Year Ended October 31, 2012	16.83	(0.02)	1.18	1.16	—	—	—	17.99	6.89	%(e)	57,916	0.95%	(0.12)%		1.04%	53%
Year Ended October 31, 2013	17.99	0.04	5.42	5.46	(0.02)	(1.29)	(1.31)	22.14	32.49	%(e)	68,624	0.95%	0.20%		0.96%	75%
Year Ended October 31, 2014	22.14	(0.04)	3.11	3.07	—	(2.58)	(2.58)	22.63	14.94%		64,252	0.95%	(0.18)%		0.96%	68%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Growth Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund’ established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.02%, 0.02%, 0.02% and .02% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(e)	The Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.17%, 0.28%, 0.12% and 0.16% for the years ended October 31, 2010, 2011, 2012 and 2013, respectively.
Amounts designated as “-” are $0 or have been rounded to $0.

14 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC OPPORTUNITY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
Opportunity Fund
CLASS A SHARES
Year Ended October 31, 2010	$7.56	$(0.09)	$2.20	$2.11	$—	$—	$9.67	27.91	%(d),(e)	$11,282	1.55%	(1.00	)%(d)	2.07%	68%
Year Ended October 31, 2011	9.67	(0.07)	1.19	1.12	(0.16)	(0.16)	10.63	11.59	%(e)	11,145	1.55%	(0.62)%		1.85%	69%
Year Ended October 31, 2012	10.63	(0.05)	1.11	1.06	(1.56)	(1.56)	10.13	12.08	%(e)	10,204	1.55%	(0.51)%		2.20%	59%
Year Ended October 31, 2013	10.13	(0.06)	3.34	3.28	(0.63)	(0.63)	12.78	34.02	%(e)	14,259	1.55%	(0.49)%		2.01%	70%
Year Ended October 31, 2014	12.78	(0.13)	1.53	1.40	(1.35)	(1.35)	12.83	11.57%		16,110	1.55%	(1.04)%		1.86%	66%
CLASS B SHARES
Year Ended October 31, 2010	6.37	(0.13)	1.85	1.72	—	—	8.09	27.00	%(d),(e)	658	2.30%	(1.78	)%(d)	2.86%	68%
Year Ended October 31, 2011	8.09	(0.12)	0.99	0.87	(0.16)	(0.16)	8.80	10.75	%(e)	536	2.30%	(1.36)%		2.64%	69%
Year Ended October 31, 2012	8.80	(0.10)	0.87	0.77	(1.56)	(1.56)	8.01	11.15	%(e)	499	2.30%	(1.25)%		2.99%	59%
Year Ended October 31, 2013	8.01	(0.11)	2.60	2.49	(0.63)	(0.63)	9.87	33.10	%(e)	480	2.30%	(1.24)%		2.77%	70%
Year Ended October 31, 2014	9.87	(0.16)	1.15	0.99	(1.35)	(1.35)	9.51	10.74%		334	2.30%	(1.74)%		2.60%	66%
CLASS C SHARES
Year Ended October 31, 2010	6.49	(0.13)	1.89	1.76	—	—	8.25	27.12	%(d),(e)	341	2.30%	(1.75	)%(d)	2.86%	68%
Year Ended October 31, 2011	8.25	(0.13)	1.02	0.89	(0.16)	(0.16)	8.98	10.79	%(e)	437	2.30%	(1.38)%		2.64%	69%
Year Ended October 31, 2012	8.98	(0.10)	0.89	0.79	(1.56)	(1.56)	8.21	11.14	%(e)	545	2.30%	(1.19)%		3.03%	59%
Year Ended October 31, 2013	8.21	(0.11)	2.67	2.56	(0.63)	(0.63)	10.14	33.15	%(e)	711	2.30%	(1.21)%		2.76%	70%
Year Ended October 31, 2014	10.14	(0.17)	1.18	1.01	(1.35)	(1.35)	9.80	10.64%		822	2.30%	(1.77)%		2.61%	66%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares and Class C Shares, respectively.
(e)	The Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15%, 0.10%, 0.10% and 0.13% for the years ended October 31, 2010, 2011, 2012 and 2013, respectively.
Amounts designated as “-” are $0 or have been rounded to $0.

See notes to financial statements.	HSBC FAMILY OF FUNDS 15

HSBC OPPORTUNITY FUND (ADVISOR)
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
Opportunity Fund (Advisor)
CLASS I SHARES
Year Ended October 31, 2010	$9.93	$(0.06)	$2.90	$2.84	$—	$—	$—	$12.77	28.60	%(d),(e)	$117,064	1.01%	(0.46	)%(d)	1.01%	68%
Year Ended October 31, 2011	12.77	(0.01)	1.57	1.56	—	(0.31)	(0.31)	14.02	12.25	%(e)	122,017	1.01%	(0.07)%		1.01%	69%
Year Ended October 31, 2012	14.02	(0.01)	1.46	1.45	—	(2.07)	(2.07)	13.40	12.50	%(e)	135,098	1.08%	(0.01)%		1.08%	59%
Year Ended October 31, 2013	13.40	0.01	4.47	4.48	—	(0.61)	(0.61)	17.27	34.70	%(e)	208,321	0.99%	0.07%		0.99%	70%
Year Ended October 31, 2014	17.27	(0.08)	2.07	1.99	(0.04)	(1.75)	(1.79)	17.47	12.16%		205,237	1.00%	(0.49)%		1.00%	66%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)

Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)

During the year ended October 31, 2010, the Fund received a distribution from a “fair fund’ established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.01% for Class I Shares.

(e)

The Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15%, 0.10%, 0.10% and 0.13% for the years ended October 31, 2010, 2011, 2012 and 2013, respectively.

Amounts designated as “-” are $0 or have been rounded to $0.

16 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2014

1. Organization:

The HSBC Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the “Advisor Trust”), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end management investment companies. As of October 31, 2014, the Trust is composed of 15 separate operational funds and the Advisor Trust is composed of one operational fund, each a series of the HSBC Family of Funds, which also includes the HSBC Portfolios (the “Portfolio Trust”) (collectively the “Trusts”). The accompanying financial statements are presented for the following three funds (individually a “Fund”, collectively the “Funds”) of the Trust and Advisor Trust:

Fund	Short Name	Trust
HSBC Growth Fund	Growth Fund	Trust
HSBC Opportunity Fund	Opportunity Fund	Trust
HSBC Opportunity Fund (Advisor)	Opportunity Fund (Advisor)	Advisor Trust

All the Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

Each Fund utilizes a master-feeder fund structure and seeks to achieve its investment objectives by investing all of its investable assets in its respective Portfolio (as defined below).

		Proportionate
		Ownership
		Interest on
Fund	Respective Portfolio	October 31, 2014 (%)
HSBC Growth Fund	HSBC Growth Portfolio	100.0
HSBC Opportunity Fund	HSBC Opportunity Portfolio	7.8
HSBC Opportunity Fund (Advisor)	HSBC Opportunity Portfolio	92.2

The HSBC Growth Portfolio and HSBC Opportunity Portfolio (individually a “Portfolio”, collectively the “Portfolios”) are diversified series of the Portfolio Trust. The Portfolios operate as master funds in master-feeder arrangements and also may receive investments from certain fund of funds.

The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Funds.

The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $ 0.001 per share. The Growth Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class I Shares. The Opportunity Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The Opportunity Fund (Advisor) offers one class of shares: Class I Shares. Class A Shares of the Funds have a maximum sales charge of 5.00% as a percentage of the original purchase price. Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Funds. Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. Class B Shares of the Funds may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

HSBC FAMILY OF FUNDS       17

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2014 (continued)

     Under the Trusts’ organizational documents, the Trusts’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trusts enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown, as this would involve any future claims that may be made against the Funds. However, based on experience, the Trusts expect that risk of loss to be remote.

     The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

     The Funds record investments into the Portfolios on a trade date basis. The Funds record daily their proportionate share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from their respective Portfolios. In addition, the Funds accrue their own expenses daily as incurred.

Allocations:

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class-specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class-specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

     Dividends to shareholders from net investment income, if any, are declared and distributed semi annually in the case of the Funds.

The Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

     The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

18       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2014 (continued)

Federal Income Taxes:

     Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

     Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1: quoted prices in active markets for identical assets
●	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

     The Funds record their investments in their respective Portfolios at fair value, which is typically categorized as Level 2 in the fair value hierarchy. The underlying securities of the Portfolios are recorded at fair value, as discussed more fully in the Notes to Financial Statements of the Portfolios included elsewhere in this report.

     For the year ended October 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. The following is a summary of the valuation inputs used as of October 31, 2014 in valuing the Funds’ investments based upon the three levels defined above:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Growth Fund
Investments:
Affiliated Portfolio(a)	—	78,931,445	—	78,931,445
Total Investments	—	78,931,445	—	78,931,445
Opportunity Fund
Investments:
Affiliated Portfolio(a)	—	17,288,352	—	17,288,352
Total Investments	—	17,288,352	—	17,288,352
Opportunity Fund (Advisor)
Investments:
Affiliated Portfolio(a)	—	205,292,823	—	205,292,823
Total Investments	—	205,292,823	—	205,292,823
____________________

(a)	Investments in Affiliated Portfolios represent ownership interests in the Portfolios. Due to the Funds’ master-feeder structure, the inputs used to value these instruments are categorized as Level 2.

HSBC FAMILY OF FUNDS       19

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2014 (continued)

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly-owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Portfolios. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. The Funds are not directly charged any investment management fees.

Administration:

     HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Funds (as well as other funds in the Trusts combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Combined Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the Funds, the Portfolios pay half of the administration fee and the Funds pay half, for a combination of the total fee rate as set forth above. Certain administration fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios. An amount equal to 50% of the administration fee is deemed to be class specific.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator, subject to the general supervision by the Trusts’ Board of Trustees (the “Board”) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $294,367 for the year ended October 31, 2014, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

     Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the Funds, respectively. For the year ended October 31, 2014, Foreside, as Distributor, also received $178,373, $0 and $45,200 in commissions from sales of the Trusts, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $45, $0 and $0 were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

20       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2014 (continued)

Shareholder Servicing:

     The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25%, 0.25%, and 0.25% of the average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Funds, respectively. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan will not exceed in the aggregate 0.25% of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

Fund Accounting and Transfer Agency:

     Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per Fund and share class, subject to minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust and the Advisor Trust for blue sky exemption services.

Independent Trustees:

     The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $ 3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $ 3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $ 6,000. The Trusts also pay the Chairman of the Board an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $ 500 per hour, up to a maximum of $ 3,000 per day.

Fee Reductions:

     The Investment Adviser has contractually agreed to limit, through March 1, 2015, the annual total expenses, exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and estimated indirect expenses attributed to a Fund’s investment in investment companies of certain Funds. Each affected Fund Class has its own expense limitation based on the average daily net assets for any full fiscal year as follows:

		Current Contractual
		Expense
Fund	Class	Limitation(%)
Growth Fund	A	1.20
Growth Fund	B	1.95
Growth Fund	C	1.95
Growth Fund	I	0.95
Opportunity Fund	A	1.65
Opportunity Fund	B	2.40
Opportunity Fund	C	2.40
Opportunity Fund (Advisor)	I	1.10

HSBC FAMILY OF FUNDS       21

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2014 (continued)

Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2014, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2014, the repayments that may potentially be made by the Funds are as follows:

Fund	2017 ($)	2016 ($)	2015 ($)	Total ($)
Growth Fund	6,785	5,267	65,181	77,233
Opportunity Fund	34,544	46,445	65,241	146,230
____________________

* The year listed above the amounts is the fiscal year ending in which the amounts will no longer be able to be recouped.

     The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi are reported separately on the Statements of Operations, as applicable.

5. Investment Transactions:

     Contributions and withdrawals of the respective Portfolios for the year ended October 31, 2014 totaled:

Fund	Contributions ($)	Withdrawals ($)
Growth Fund	6,062,146	21,178,770
Opportunity Fund	1,457,398	1,547,887
Opportunity Fund (Advisor)	15,181,249	42,562,882

6. Federal Income Tax Information:

     The tax character of dividends paid by the Funds for the tax year ended October 31, 2014 was as follows:

	Dividends paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Return of	Dividends
	Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Growth Fund	848,249	8,732,303	9,580,552	—	9,580,552
Opportunity Fund	29,031	1,630,497	1,659,528	—	1,659,528
Opportunity Fund (Advisor)	2,223,373	19,414,145	21,637,518	—	21,637,518

The tax character of dividends paid by the Funds for the tax year ended October 31, 2013 was as follows:

	Dividends paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Return of	Dividends
	Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Growth Fund	77,975	5,056,287	5,134,262	—	5,134,262
Opportunity Fund	—	693,083	693,083	—	693,083
Opportunity Fund (Advisor)	—	6,472,825	6,472,825	—	6,472,825
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

22       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2014 (continued)

     Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the tax year ended October 31, 2014, the following Funds had deferred losses, which will be treated as arising on the first day of the fiscal year ending October 31, 2015.

Late Year
Ordinary Losses ($)
Growth Fund	191,800
Opportunity Fund	62,566
Opportunity Fund (Advisor)	586,257

     As of the tax year ended October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

			Undistributed			Accumulated	Unrealized	Total
	Undistributed	Undistributed	Long Term			Capital and	Appreciation/	Accumulated
	Ordinary	Tax Exempt	Capital	Accumulated	Dividends	Other	(Depreciation)	Earnings/
	Income ($)	Income ($)	Gains ($)	Earnings ($)	Payable ($)	Losses ($)	($)(1)	(Deficit) ($)
Growth Fund	—	—	11,799,912	11,799,912	—	(191,800)	20,039,877	31,647,989
Opportunity Fund	572,115	—	2,737,364	3,309,479	—	(62,566)	2,232,263	5,479,176
Opportunity Fund
(Advisor)	8,144,106	—	34,813,856	42,957,962	—	(586,257)	28,802,289	71,173,994
____________________

(1)	The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and the return of capital adjustments from real estate investment trusts.

7. Legal and Regulatory Matters:

     On September 26, 2006 BISYS Fund Services, Inc. (“BISYS”), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (the “SEC”) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. The related settlement monies were received by the Funds during the year ended October 31, 2010. The corresponding impact to the net income ratio and total return for the year ended October 31, 2010 are disclosed in the Funds’ Financial Highlights.

8. Change in Auditor (Unaudited):

     On December 16, 2014, the Board of Trustees of the Trusts, upon the recommendation of the Audit Committee of the Board of Trustees, determined not to retain KPMG LLP (“KPMG”) and approved a change of the Funds’ independent registered public accounting firm to PricewaterhouseCoopers LLP (“PwC”) for the fiscal year ending October 31, 2015. For the fiscal years ended October 31, 2014 and October 31, 2013, KPMG’s audit reports concerning the Funds contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the fiscal years ended October 31, 2014 and October 31, 2013, and through December 23, 2014 (the date of KPMG’s audit opinion on the October 31, 2014 financial statements), there were no disagreements between the Funds and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the disagreements in its report on the financial statements for such periods. In addition, there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. During the Funds fiscal years ended October 31, 2014 and October 31, 2013, and the interim period ended December 23, 2014, neither the Registrant nor anyone on its behalf consulted PwC concerning (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrants financial statements or (ii) the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

9. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no additional subsequent events to report.

HSBC FAMILY OF FUNDS       23

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of HSBC Funds and
HSBC Advisor Funds Trust:

We have audited the accompanying statements of assets and liabilities of HSBC Growth Fund, HSBC Opportunity Fund and HSBC Opportunity Fund (Advisor) (the Funds), as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the transfer agent of the HSBC Portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 23, 2014

24       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Other Federal Income Tax Information—as of October 31, 2014 (Unaudited)

During the year ended October 31, 2014, the following Funds declared capital gain distributions:

	Short Term	Long Term
	Capital Gain	Capital Gain
	Distributions ($)	Distributions ($)
Growth Fund	848,249	8,732,303
Opportunity Fund	29,031	1,630,496
Opportunity Fund (Advisor)	2,219,625	19,414,145

For the year ended October 31, 2014, the following percentages of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders:

Dividends
Received
Deduction (%)
Growth Fund	79.96
Opportunity Fund	100.00
Opportunity Fund (Advisor)	73.21

For the year ended October 31, 2014, dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2014 Form 1099-DIV:

Qualified
Dividend
Income (%)
Growth Fund	72.47
Opportunity Fund	100.00
Opportunity Fund (Advisor)	78.17

HSBC FAMILY OF FUND       25

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2014 (Unaudited)

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and /or shareholder servicing fees and other Fund expenses (including expenses allocated from the Portfolios). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/14	10/31/14	5/1/14 - 10/31/14	5/1/14 - 10/31/14
Growth Fund	Class A Shares	$1,000.00	$1,128.80	$6.44	1.20%
	Class B Shares	1,000.00	1,124.50	10.44	1.95%
	Class C Shares	1,000.00	1,124.10	10.44	1.95%
	Class I Shares	1,000.00	1,130.40	5.10	0.95%
Opportunity Fund	Class A Shares	1,000.00	1,046.50	8.00	1.55%
	Class B Shares	1,000.00	1,041.60	11.84	2.30%
	Class C Shares	1,000.00	1,041.40	11.83	2.30%
Opportunity Fund (Advisor)	Class I Shares	1,000.00	1,049.10	5.16	1.00%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

26       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2014 (Unaudited)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/14	10/31/14	5/1/14 - 10/31/14	5/1/14 - 10/31/14
Growth Fund	Class A Shares	$1,000.00	$1,019.16	$6.11	1.20%
	Class B Shares	1,000.00	1,015.38	9.91	1.95%
	Class C Shares	1,000.00	1,015.38	9.91	1.95%
	Class I Shares	1,000.00	1,020.42	4.84	0.95%
Opportunity Fund	Class A Shares	1,000.00	1,017.39	7.88	1.55%
	Class B Shares	1,000.00	1,013.61	11.67	2.30%
	Class C Shares	1,000.00	1,013.61	11.67	2.30%
Opportunity Fund (Advisor)	Class I Shares	1,000.00	1,020.16	5.09	1.00%
________________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

HSBC FAMILY OF FUNDS       27

Portfolio Reviews
Portfolio Composition* October 31, 2014 (Unaudited)

HSBC Growth Portfolio

Percentage of
Investment Allocation	Investments at Value (%)
Internet Software & Services	14.0
Biotechnology	11.6
IT Services	6.6
Media	6.3
Technology Hardware, Storage & Peripherals	5.1
Internet & Catalog Retail	5.1
Software	5.0
Hotels, Restaurants & Leisure	4.8
Road & Rail	4.1
Health Care Providers & Services	3.8
Textiles, Apparel & Luxury Goods	3.4
Aerospace & Defense	2.9
Chemicals	2.8
Pharmaceuticals	2.6
Capital Markets	2.5
Semiconductors & Semiconductor Equipment	2.3
Oil, Gas & Consumable Fuels	2.3
Food & Staples Retailing	2.2
Investment Companies	1.7
Real Estate Investment Trusts (REITs)	1.7
Wireless Telecommunication Services	1.5
Airlines	1.3
Consumer Finance	1.3
Specialty Retail	1.2
Health Care Technology	1.2
Industrial Conglomerates	1.1
Professional Services	1.1
Auto Components	0.5
Total	100.0

HSBC Opportunity Portfolio

Percentage of
Investment Allocation	Investments at Value (%)
Specialty Retail	8.1
Chemicals	6.3
Health Care Providers & Services	5.6
Oil, Gas & Consumable Fuels	5.4
Biotechnology	5.0
Communications Equipment	4.7
Health Care Equipment & Supplies	4.6
Household Durables	4.0
Pharmaceuticals	4.0
Investment Companies	3.8
Machinery	3.7
Professional Services	3.3
Software	3.2
IT Services	2.5
Trading Companies & Distributors	2.6
Road & Rail	2.4
Aerospace & Defense	2.1
Textiles, Apparel & Luxury Goods	2.0
Real Estate Management & Development	1.9
Containers & Packaging	1.8
Construction Materials	1.8
Diversified Consumer Services	1.7
Banks	1.7
Capital Markets	1.7
Health Care Technology	1.6
Life Sciences Tools & Services	1.5
Hotels, Restaurants & Leisure	1.5
Insurance	1.4
Real Estate Investment Trusts (REITs)	1.3
Semiconductors & Semiconductor Equipment	1.6
Diversified Financial Services	1.2
Energy Equipment & Services	1.1
Electrical Equipment	1.0
Electronic Equipment, Instruments &
Components	1.0
Media	0.9
Internet Software & Services	0.8
Metals & Mining	0.7
Airlines	0.5
Total	100.0
____________________

* Portfolio composition is subject to change.

28       HSBC PORTFOLIOS

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2014

Common Stocks – 98.5%

	Shares	Value ($)
Aerospace & Defense – 2.9%
Honeywell International, Inc.	13,500	1,297,620
Precision Castparts Corp.	4,445	981,012
		2,278,632
Airlines – 1.3%
Delta Air Lines, Inc.	24,800	997,704
Auto Components – 0.5%
BorgWarner, Inc.	6,500	370,630
Biotechnology – 11.7%
Alexion Pharmaceuticals, Inc. (a)	8,315	1,591,158
Amgen, Inc.	10,170	1,649,371
Biogen Idec, Inc. (a)	4,785	1,536,368
Celgene Corp. (a)	22,100	2,366,689
Gilead Sciences, Inc. (a)	18,400	2,060,800
		9,204,386
Capital Markets – 2.5%
BlackRock, Inc.	3,170	1,081,319
Morgan Stanley	26,000	908,700
		1,990,019
Chemicals – 2.8%
Ecolab, Inc.	7,350	817,541
Monsanto Co.	12,300	1,414,992
		2,232,533
Consumer Finance – 1.3%
American Express Co.	11,000	989,450
Food & Staples Retailing – 2.2%
Costco Wholesale Corp.	6,300	840,231
CVS Health Corp.	10,750	922,458
		1,762,689
Health Care Providers & Services – 3.8%
McKesson Corp.	7,880	1,602,871
UnitedHealth Group, Inc.	14,600	1,387,146
		2,990,017
Health Care Technology – 1.2%
Cerner Corp. (a)	15,300	969,102
Hotels, Restaurants & Leisure – 4.8%
Chipotle Mexican Grill, Inc. (a)	1,355	864,490
Hilton Worldwide Holdings, Inc. (a)	36,500	921,260
MGM Resorts International (a)	25,000	581,250
Starbucks Corp.	18,700	1,412,972
		3,779,972
Industrial Conglomerates – 1.1%
Danaher Corp.	11,160	897,264
Internet & Catalog Retail – 5.1%
Amazon.com, Inc. (a)	2,920	891,943
Netflix, Inc. (a)	1,640	644,143
The Priceline Group, Inc. (a)	1,740	2,098,805
TripAdvisor, Inc. (a)	4,405	390,547
		4,025,438
Internet Software & Services – 13.9%
Alibaba Group Holding Ltd. ADR (a)	10,900	1,074,740
Baidu, Inc., ADR (a)	8,900	2,125,053
Costar Group, Inc. (a)	3,810	613,753
Facebook, Inc., Class A (a)	20,820	1,561,292
Google, Inc., Class A (a)	2,825	1,604,233
Google, Inc. (a)	2,830	1,582,196
LinkedIn Corp., Class A (a)	6,600	1,511,136
Twitter, Inc. (a)	21,300	883,311
		10,955,714
IT Services – 6.6%
Cognizant Technology Solutions Corp.,
Class A (a)	15,500	757,175
MasterCard, Inc., Class A	18,100	1,515,875
Visa, Inc., Class A	12,300	2,969,588
		5,242,638
Media – 6.3%
Comcast Corp.	15,200	841,320
Liberty Global plc, Class C (a)	30,050	1,336,324
The Walt Disney Co.	12,900	1,178,802
Twenty-First Century Fox, Inc.,
Class A	47,070	1,622,973
		4,979,419
Oil, Gas & Consumable Fuels – 2.3%
Concho Resources, Inc. (a)	7,013	764,627
Williams Cos., Inc.	19,600	1,087,996
		1,852,623
Pharmaceuticals – 2.6%
AbbVie, Inc.	21,400	1,358,044
Zoetis, Inc.	17,950	667,022
		2,025,066
Professional Services – 1.1%
Nielsen NV	19,600	832,804
Real Estate Investment Trusts (REITs) – 1.7%
American Tower Corp.	14,000	1,365,000
Road & Rail – 4.1%
Union Pacific Corp.	27,800	3,237,309
Semiconductors & Semiconductor Equipment – 2.3%
Applied Materials, Inc.	43,900	969,751
ARM Holdings plc ADR	20,000	854,200
		1,823,951
Software – 5.1%
Salesforce.com, Inc. (a)	27,800	1,778,922
ServiceNow, Inc. (a)	11,000	747,230
Splunk, Inc. (a)	6,800	449,344
Workday, Inc., Class A (a)	10,600	1,012,088
		3,987,584
Specialty Retail – 1.2%
Ulta Salon, Cosmetics &
Fragrance, Inc. (a)	8,100	978,561

See notes to financial statements.	HSBC PORTFOLIOS 29

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2014 (continued)

Common Stocks, continued

	Shares	Value ($)
Technology Hardware, Storage & Peripherals – 5.1%
Apple, Inc.	37,500	4,050,000
Textiles, Apparel & Luxury Goods – 3.4%
Michael Kors Holdings Ltd. (a)	8,125	638,544
NIKE, Inc., Class B	17,900	1,664,163
Under Armour, Inc. (a)	6,400	419,712
		2,722,419
Wireless Telecommunication Services – 1.5%
SBA Communications Corp.,
Class A (a)	10,800	1,213,164
TOTAL COMMON STOCKS
(COST $56,864,329)		77,754,088

Investment Company – 1.7%

Northern Institutional Diversified Assets
Portfolio, Institutional Shares,
0.01% (b)	1,319,919	1,319,919
TOTAL INVESTMENT COMPANY
(COST $1,319,919)		1,319,919
TOTAL INVESTMENT SECURITIES
(COST $58,184,248) – 100.2%		79,074,007
____________________

Percentages indicated are based on net assets of $78,931,445.

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2014.

ADR - American Depositary Receipt

30 HSBC PORTFOLIOS	See notes to financial statements.

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2014

Common Stocks – 95.8%

	Shares	Value ($)
Aerospace & Defense – 2.1%
BE Aerospace, Inc. (a)	28,490	2,121,081
TransDigm Group, Inc.	13,595	2,542,672
		4,663,753
Airlines – 0.5%
JetBlue Airways Corp. (a)	97,840	1,129,074
Banks – 1.7%
First Republic Bank	75,590	3,849,799
Biotechnology – 5.0%
Aegerion Pharmaceuticals, Inc. (a)	108,470	2,190,009
ARIAD Pharmaceuticals, Inc. (a)	81,270	484,369
Cubist Pharmaceuticals, Inc. (a)	78,570	5,679,826
Medivation, Inc. (a)	26,630	2,814,791
		11,168,995
Capital Markets – 1.7%
Raymond James Financial, Inc.	66,840	3,751,729
Chemicals – 6.3%
Cytec Industries, Inc.	15,260	711,574
Huntsman Corp.	132,010	3,221,044
PolyOne Corp.	91,130	3,372,721
Rockwood Holdings, Inc.	44,310	3,407,881
RPM, Inc.	71,590	3,243,027
		13,956,247
Communications Equipment – 4.7%
Aruba Networks, Inc. (a)	155,740	3,360,869
Juniper Networks, Inc.	132,850	2,799,150
Palo Alto Networks, Inc. (a)	40,370	4,267,109
		10,427,128
Construction Materials – 1.8%
Eagle Materials, Inc.	20,830	1,821,167
Martin Marietta Materials, Inc.	19,225	2,247,787
		4,068,954
Containers & Packaging – 1.8%
Packaging Corp. of America	56,230	4,053,058
Diversified Consumer Services – 1.7%
Nord Anglia Education, Inc. (a)	40,030	683,712
Service Corp. International	137,690	3,011,280
		3,694,992
Diversified Financial Services – 1.2%
CBOE Holdings, Inc.	44,090	2,598,665
Electrical Equipment – 1.0%
Hubbell, Inc., Class B	19,980	2,265,932
Electronic Equipment, Instruments & Components – 1.0%
Ingram Micro, Inc. (a)	79,880	2,143,979
Energy Equipment & Services – 1.1%
Rowan Cos. plc, Class A	100,450	2,437,922
Health Care Equipment & Supplies – 4.6%
Align Technology, Inc. (a)	67,470	3,550,271
Spectranetics Corp. (a)	87,410	2,777,016
Wright Medical Group, Inc. (a)	121,300	3,835,506
		10,162,793
Health Care Providers & Services – 5.6%
Brookdale Senior Living, Inc. (a)	100,570	3,390,215
Community Health Systems, Inc. (a)	95,610	5,255,681
MWI Veterinary Supply, Inc. (a)	22,340	3,790,092
		12,435,988
Health Care Technology – 1.6%
Allscripts Healthcare Solutions,
Inc. (a)	252,380	3,462,654
Hotels, Restaurants & Leisure – 1.5%
Jack in the Box, Inc.	45,920	3,262,157
Household Durables – 4.0%
Harman International Industries, Inc.	20,430	2,192,956
Jarden Corp. (a)	64,655	4,208,394
Tempur Sealy International, Inc. (a)	48,220	2,538,301
		8,939,651
Insurance – 1.4%
Genworth Financial, Inc., Class A (a)	226,410	3,167,476
Internet Software & Services – 0.8%
Pandora Media, Inc. (a)	89,190	1,719,583
IT Services – 2.5%
Total System Services, Inc.	79,690	2,692,725
VeriFone Systems, Inc. (a)	76,080	2,834,741
		5,527,466
Life Sciences Tools & Services – 1.5%
Mettler-Toledo International, Inc. (a)	12,750	3,295,493
Machinery – 3.7%
Lincoln Electric Holdings, Inc.	33,200	2,406,336
The Timken Co.	90,020	3,869,960
WABCO Holdings, Inc. (a)	19,690	1,917,412
		8,193,708
Media – 0.9%
Nexstar Broadcasting Group, Inc.,
Class A	44,590	2,011,901
Metals & Mining – 0.7%
TimkenSteel Corp.	40,440	1,641,055
Oil, Gas & Consumable Fuels – 5.4%
CONSOL Energy, Inc.	98,310	3,617,808
Denbury Resources, Inc.	208,630	2,587,012
Tesoro Corp.	81,420	5,814,202
		12,019,022

See notes to financial statements.	HSBC PORTFOLIOS 31

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2014 (continued)

Common Stocks, continued

	Shares	Value ($)
Pharmaceuticals – 4.0%
Jazz Pharmaceuticals plc (a)	32,585	5,501,651
Salix Pharmaceuticals Ltd. (a)	24,135	3,471,820
		8,973,471
Professional Services – 3.3%
IHS, Inc., Class A (a)	30,680	4,020,000
Robert Half International, Inc.	61,910	3,391,430
		7,411,430
Real Estate Investment Trusts (REITs) – 1.3%
Starwood Property Trust, Inc.	124,470	2,808,043

Real Estate Management & Development – 1.9%
Jones Lang LaSalle, Inc.	30,720	4,153,651

Road & Rail – 2.4%
Genesee & Wyoming, Inc. (a)	54,370	5,230,394

Semiconductors & Semiconductor Equipment – 1.6%
On Semiconductor Corp. (a)	289,020	2,395,976
Skyworks Solutions, Inc.	3,030	176,467
Synaptics, Inc. (a)	15,030	1,028,503
		3,600,946
Software – 3.2%
Infoblox, Inc. (a)	27,710	447,239
QLIK Technologies, Inc. (a)	93,560	2,652,426
ServiceNow, Inc. (a)	58,840	3,997,002
		7,096,667
Specialty Retail – 8.0%
Asbury Automotive Group, Inc. (a)	31,560	2,210,462
Restoration Hardware Holdings,
Inc. (a)	41,190	3,308,381
Signet Jewelers Ltd.	28,380	3,405,884
Ulta Salon, Cosmetics & Fragrance,
Inc. (a)	31,850	3,847,800
Urban Outfitters, Inc. (a)	91,890	2,789,780
Williams-Sonoma, Inc.	36,214	2,354,996
		17,917,303
Textiles, Apparel & Luxury Goods – 2.0%
Deckers Outdoor Corp. (a)	28,860	2,524,096
Kate Spade & Co. (a)	68,610	1,861,389
		4,385,485
Trading Companies & Distributors – 2.5%
United Rentals, Inc. (a)	23,860	2,626,032
WESCO International, Inc. (a)	36,910	3,041,753
		5,667,785
TOTAL COMMON STOCKS
(COST $182,109,273)		213,294,349

Investment Company – 3.8%

Northern Institutional Government
Select Portfolio, Institutional Shares,
0.01% (b)	8,456,084	8,456,084
TOTAL INVESTMENT COMPANY
(COST $8,456,084)		8,456,084
TOTAL INVESTMENT SECURITIES
(COST $190,565,357) – 99.6%		221,750,433
____________________

Percentages indicated are based on net assets of $222,581,175.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2014.

32 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS

Statements of Assets and Liabilities—as of October 31, 2014

	Growth	Opportunity
	Portfolio	Portfolio
Assets:
Investments in non-affiliates, at value	$79,074,007	$221,750,433
Dividends receivable	20,824	30,746
Receivable for investments sold	570,960	3,152,302
Prepaid expenses	639	1,326
Total Assets	79,666,430	224,934,807

Liabilities:
Payable for investments purchased	676,883	2,177,186
Accrued expenses and other liabilities:
Investment Management	36,590	143,876
Administration	1,526	4,304
Compliance Services	26	74
Accounting	14	62
Custodian	5,044	7,878
Trustee	92	333
Other	14,810	19,919
Total Liabilities	734,985	2,353,632

Applicable to investors’ beneficial interest	$78,931,445	$222,581,175
Total Investments, at cost	$58,184,248	$190,565,357

See notes to financial statements.	HSBC PORTFOLIOS 33

HSBC PORTFOLIOS

Statements of Operations—For the year ended October 31, 2014

	Growth	Opportunity
	Portfolio	Portfolio
Investment Income:
Dividends	$656,199	$1,158,968
Foreign tax withholding	(1,637)	—
Total Investment Income	654,562	1,158,968

Expenses:
Investment Management	476,486	1,819,094
Administration	25,371	67,532
Accounting	41,574	41,780
Professional	21,084	25,554
Compliance Services	879	2,326
Custodian	19,122	30,191
Trustee	2,939	7,681
Other	3,874	10,932
Total Expenses	591,329	2,005,090

Net Investment Income (Loss)	$63,233	$(846,122)

Net Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investment securities	16,100,579	48,125,818
Change in unrealized appreciation/depreciation on investments	(4,167,672)	(20,630,917)

Net realized/unrealized gains/(losses) on investments	11,932,907	27,494,901
Change In Net Assets Resulting From Operations	$11,996,140	$26,648,779

34 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS

Statements of Changes in Net Assets

	Growth		Opportunity
	Portfolio		Portfolio
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2014	October 31, 2013	October 31, 2014	October 31, 2013
Investment Activities:
Operations:
Net investment income (loss)	$63,233	$393,103	$(846,122)	$324,060
Net realized gains (losses) from investments	16,100,579	12,024,769	48,125,818	24,604,589
Change in unrealized appreciation/depreciation
on investments	(4,167,672)	11,744,016	(20,630,917)	30,628,121
Change in net assets resulting from operations	11,996,140	24,161,888	26,648,779	55,556,770
Proceeds from contributions	6,730,596	5,010,619	17,143,763	37,719,433
Value of withdrawals	(28,479,757)	(19,506,375)	(48,280,031)	(16,266,064)
Change in net assets resulting from transactions
in investors’ beneficial interest	(21,749,161)	(14,495,756)	(31,136,268)	21,453,369
Change in net assets	(9,753,021)	9,666,132	(4,487,489)	77,010,139

Net Assets:
Beginning of period	88,684,466	79,018,334	227,068,664	150,058,525
End of period	$78,931,445	$88,684,466	$222,581,175	$227,068,664

See notes to financial statements.	HSBC PORTFOLIOS 35

HSBC PORTFOLIOS
Financial Highlights

		Ratios/Supplementary Data
					Ratio of
				Ratio of Net	Expenses
			Ratio of Net	Investment	to Average
		Net Assets at	Expenses to	Income (Loss)	Net Assets
	Total	End of Period	Average Net	to Average Net	(Excluding Fee	Portfolio
	Return	(000’s)	Assets	Assets	Reductions)	Turnover
GROWTH PORTFOLIO
Year Ended October 31, 2010	20.34%	$98,751	0.68%	(0.04)%	0.68%	89%
Year Ended October 31, 2011	11.07%	105,289	0.66%	0.07%	0.66%	56%
Year Ended October 31, 2012	7.18%	79,018	0.71%	0.13%	0.71%	53%
Year Ended October 31, 2013	32.84%	88,684	0.69%	0.46%	0.69%	75%
Year Ended October 31, 2014	15.22%	78,931	0.69%	0.07%	0.69%	68%
OPPORTUNITY PORTFOLIO
Year Ended October 31, 2010	28.74%	$139,402	0.89%	(0.35)%	0.89%	68%
Year Ended October 31, 2011	12.40%	141,324	0.88%	0.05%	0.88%	69%
Year Ended October 31, 2012	12.71%	150,059	0.91%	0.15%	0.91%	59%
Year Ended October 31, 2013	34.84%	227,069	0.89%	0.17%	0.89%	70%
Year Ended October 31, 2014	12.26%	222,581	0.88%	(0.37)%	0.88%	66%

36 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2014

1. Organization:

The HSBC Portfolios (the “Portfolio Trust”), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio,” collectively the “Portfolios”):

Portfolio	Short Name
HSBC Growth Portfolio	Growth Portfolio
HSBC Opportunity Portfolio	Opportunity Portfolio

The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all or part of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees (the “Board”) to issue an unlimited number of beneficial interests in the Portfolios.

The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Family of Funds, which also includes the HSBC Advisor Funds Trust and HSBC Funds (collectively, the “Trusts”). Financial statements for all other funds of the Trusts are published separately.

Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects that risk of loss to be remote.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Expense Allocations:

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among the applicable portfolios or funds within the Portfolio Trust in relation to net assets or on another reasonable basis.

HSBC PORTFOLIOS       37

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2014 (continued)

Federal Income Taxes:

Each Portfolio will be treated as a partnership for U.S. federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies. On August 12, 2014, the Growth Portfolio was left with only one remaining feeder fund after the withdrawal of the other feeder funds from the partnership. Going forward, the former partnership will be a disregarded entity for U.S. federal income tax purposes and the operations of that former entity will be taxed in the hands of the sole remaining feeder fund.

Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

The valuation techniques employed by the Portfolios, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

●	Level 1: quoted prices in active markets for identical assets

●	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3: significant unobservable inputs (including a Portfolio’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Portfolios determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts. Fair value pricing may require subjective determinations about the value of a security. While the Portfolio Trust’s policy is intended to result in a calculation of a Portfolio’s net asset value “NAV” that fairly reflects security values as of the

38       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2014 (continued)

time of pricing, the Portfolio Trust cannot ensure that fair values determined would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. The prices used by a Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

For the year ended October 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of October 31, 2014 in valuing the Portfolios’ investments based upon the three levels defined above. The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments for each Portfolio:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Growth Portfolio
Investment Securities:
Common Stocks	77,754,088	—	—	77,754,088
Investment Company	1,319,919	—	—	1,319,919
Total Investment Securities	79,074,007	—	—	79,074,007

Opportunity Portfolio
Investment Securities:
Common Stocks	213,294,349	—	—	213,294,349
Investment Company	8,456,084	—	—	8,456,084
Total Investment Securities	221,750,433	—	—	221,750,433

4. Related Party Transactions and Other Agreements:

Investment Management:

HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. Winslow Capital Management, LLC. (“Winslow”) and Westfield Capital Management Company, L.P. (“Westfield”) serve as subadvisers for the Growth Portfolio and Opportunity Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

For their services, the Investment Adviser and Winslow receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated
with HSBC:	Fee Rate(%)*
Up to $250 million	0.575
In excess of $250 million but not exceeding $500 million	0.525
In excess of $500 million but not exceeding $750 million	0.475
In excess of $750 million but not exceeding $1 billion	0.425
In excess of $1 billion	0.375
____________________

*	The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

For their services, the Investment Adviser and Westfield receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

HSBC PORTFOLIOS       39

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2014 (continued)

Administration:

HSBC serves the Trusts as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Trusts a fee, accrued daily and paid monthly at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts, however, the assets of the funds of the HSBC Funds and HSBC Advisor Funds Trust that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the HSBC Funds and HSBC Advisor Funds Trust, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above.

Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new portfolios, minus 0.02% which is retained by HSBC.

Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $294,367 for the year ended October 31, 2014, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Fund Accounting:

Citi provides fund accounting services for the Portfolio Trust. For its services to the Portfolios, Citi receives an annual fee per portfolio, including reimbursement of certain expenses that, is accrued daily and paid monthly.

Independent Trustees:

The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $ 3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $ 3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $ 6,000. The Trusts also pay the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $ 500 per hour, up to a maximum of $ 3,000 per day.

5. Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2014 were as follows:

	Purchases ($)	Sales ($)
Growth Portfolio	57,696,756	79,629,767
Opportunity Portfolio	147,565,997	179,226,815

40       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2014 (continued)

For the year ended October 31, 2014, there were no long-term U.S. government securities held by the Portfolio Trust.

6. Federal Income Tax Information:

At October 31, 2014, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
Growth Portfolio	59,034,130	21,558,274	(1,518,397)	20,039,877
Opportunity Portfolio	190,983,351	39,119,141	(8,352,059)	30,767,082
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

7. Change in Auditor (Unaudited):

On December 16, 2014, the Board of Trustees of the Trusts, upon the recommendation of the Audit Committee of the Board of Trustees, determined not to retain KPMG LLP (“KPMG”) and approved a change of the Funds’ independent registered public accounting firm to PricewaterhouseCoopers LLP (“PwC”) for the fiscal year ending October 31, 2015. For the fiscal years ended October 31, 2014 and October 31, 2013, KPMG’s audit reports concerning the Funds contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the fiscal years ended October 31, 2014 and October 31, 2013, and through December 23, 2014 (the date of KPMG’s audit opinion on the October 31, 2014 financial statements), there were no disagreements between the Funds and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the disagreements in its report on the financial statements for such periods. In addition, there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. During the Funds fiscal years ended October 31, 2014 and October 31, 2013, and the interim period ended December 23, 2014, neither the Registrant nor anyone on its behalf consulted PwC concerning (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrants financial statements or (ii) the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

8. Subsequent Events:

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no additional subsequent events to report.

HSBC PORTFOLIOS       41

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees
HSBC Portfolios:

We have audited the accompanying statements of assets and liabilities of HSBC Portfolios – HSBC Growth Portfolio and HSBC Opportunity Portfolio (the Funds), including the schedules of portfolio investments, as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 23, 2014

42       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Investment Adviser Contract Approval

Winslow Capital Management, LLC (“Winslow”) serves as the sub-adviser of the HSBC Growth Portfolio (the “Portfolio”). Nuveen Investments, Inc., the parent company of Winslow, was recently acquired by TIAA-CREF. This acquisition resulted in a change of control of Winslow and an automatic termination of the previous subadvisory agreement (the “Old Agreement”) with Winslow under the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(a) of the 1940 Act generally requires that a new written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of the Fund. However, HSBC Funds and HSBC Portfolios (collectively, the “Trusts”) have received an order from the U.S. Securities and Exchange Commission that allows a new sub-advisory contract to be adopted with the approval of the Boards of Trustees of the Trusts (the “Board”) and the approval of the Trustees who are not “interested persons” of the Fund as defined in the 1940 Act (“Independent Trustees”), but without shareholder approval. A summary of the material factors considered by the Independent Trustees and the Board in connection with approving the new sub-advisory agreement (the “New Agreement”) with Winslow for the Fund during the annual period ended October 31, 2014 and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

Approval of New Sub-Advisory Agreement

The Board, including the Independent Trustees, at an in-person meeting held on September 23, 2014, unanimously approved the New Agreement. The Board considered its historical experience with Winslow’s capabilities and resources, as well as its evaluation of Winslow in connection with previous contract review processes under Section 15(c) of the 1940 Act, including the contract review processes that culminated in the approval of the Old Agreement (the “Prior Contract Review Processes”). The Board also discussed the comprehensive review of the performance of the Portfolio and Winslow in connection with the contract review processes that will occur at its December 15-16, 2014 meeting. In addition, the Board considered representations from HSBC Global Asset Management (USA) Inc. (“HSBC”) and Winslow that the change of control of Winslow is not expected to have a material impact on the nature and quality of services provided by Winslow, and that Nuveen had agreed to pay all of the Portfolio’s expenses incurred as a result of the change of control of Winslow.

In determining whether it was appropriate to approve the New Agreement, the Board requested and received information that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, some of which was provided during the Prior Contract Review Processes, and was advised by independent legal counsel with respect to its deliberations. This information included, among other things, information about: (1) the services that Winslow provides; (2) the personnel who provide such services; (3) investment performance, including comparative data provided by Lipper Inc. (“Lipper”); (4) trading practices of Winslow; (5) fees received or to be received by Winslow, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper; (6) total expense ratios, including in comparison with the total expense ratios of other similar funds provided by Lipper; (7) the profitability of Winslow; and (8) compliance-related matters pertaining to Winslow. Counsel to the Trust and counsel to the Independent Trustees were present. The Independent Trustees also met in executive session with their counsel.

Nature, Extent, and Quality of Services Provided by Winslow. The Independent Trustees considered the nature, quality and extent of the investment advisory services provided by Winslow. In this regard, during the Prior Contract Review Processes, the Independent Trustees considered the investment performance and the portfolio risk characteristics achieved by Winslow and its portfolio management team, as well as Winslow’s experience and the quality of its compliance program, among other factors.

Investment Performance of Winslow. The Independent Trustees considered the investment performance of the Portfolio over various periods of time, as well as to comparable funds and one or more benchmark indices. During the Prior Contract Review Processes, the Independent Trustees noted that the Portfolio’s performance had improved relative to its peers over the prior year, although it was not in the top quintile as compared to its competitor funds, and discussed the fact that the Portfolio was slightly more volatile than its competitor funds, but was receiving only marginal returns for that volatility.

HSBC PORTFOLIOS       43

HSBC PORTFOLIOS
Investment Adviser Contract Approval (continued)

Costs of Services and Profits Realized by Winslow. The Independent Trustees considered the costs of the services provided by Winslow and the expense ratios of the Portfolio more generally. During the Prior Contract Review Processes, the Independent Trustees further considered: (1) the costs of the services provided by Winslow; (2) the relative portions of the total advisory fees paid to Winslow and retained by HSBC in its capacity as the Funds’ investment manager; (3) the services provided by HSBC and Winslow; and (4) Winslow’s fee structure and any applicable breakpoints.

Other Relevant Considerations. During the Prior Contract Review Processes, the Independent Trustees also considered the extent to which Winslow had achieved economies of scale, whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s shareholders and, if so, the extent to which the Portfolio’s shareholders may benefit from these economies of scale.

In approving the New Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors. The Independent Trustees evaluated all information available to them. In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the New Agreement.

44       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Table of Shareholder Expenses—as of October 31, 2014 (Unaudited)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/14	10/31/14	5/1/14 - 10/31/14	5/1/14 - 10/31/14
Growth Portfolio	$1,000.00	$1,270.70	$3.89	0.68%
Opportunity Portfolio	1,000.00	1,155.80	4.84	0.89%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/14	10/31/14	5/1/14 - 10/31/14	5/1/14 - 10/31/14
Growth Portfolio	$1,000.00	$1,021.78	$3.47	0.68%
Opportunity Portfolio	1,000.00	1,020.72	4.53	0.89%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

HSBC PORTFOLIOS       45

HSBC PORTFOLIOS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the HSBC Family of Funds. The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

				Portfolios in
	Position(s)	Term of Office		Fund Complex
Name,	Held with	and Length of	Principal Occupation(s)	Overseen By	Other Directorships
Address, Age	Funds	Time Served	During Past 5 Years	Trustee*	Held by Trustee
NON-INTERESTED
TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 59	Trustee	Indefinite; 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	22	None

SUSAN C. GAUSE P.O. Box 182845 Columbus, OH 43218-3035 Age: 62	Trustee	Indefinite; 2013 to present	Since 2003, Private Investor; Chief Executive Officer, Dresdner RCM Global Investors and Allianz Dresdner Asset Management (2000 – 2002); Board Member of Dresdner Global Asset Management Board (2000 – 2002); Chief Operating Officer and Senior Managing Director of Dresdner RCM Global Investors (1998 – 2000)	22	Trustee, Met Investors Series Trust and Metropolitan Series Fund

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 60	Trustee	Indefinite; 2008 to present	Private Investor (2000-present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995-2000)	22	None

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 68	Chairman and Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003-2004); Chief Financial Officer, Datek Online Holdings (2000-2003); Previously EVP and CFO Republic New York Corporation	22	Ellington Financial LLC (NYSE listed financial services); Ellington Residential Mortgage REIT (NYSE listed real estate investment trust)

MICHAEL SEELY P.O. Box 182845 Columbus, OH 43218-3035 Age: 69	Trustee	Indefinite; 1987 to present	Private Investor (2003-present); General Partner, Global Multi Manager Partners (1999-2003); President of Investor Access Corporation (1981-2003)	22	None

INTERESTED TRUSTEE

DEBORAH HAZELL 452 Fifth Avenue New York NY 10018 Age: 51	Trustee	Indefinite; 2011 to present	CEO, HSBC Global Asset Management (USA) Inc. (2011-present); President and CEO, Fisher Francis Trees & Watts (“FFTW”) (investment advisor), 2008-2011; Client Service, Business Development and Marketing Group, FFTW (1999-2008)	22	None
____________________

*       Includes the HSBC Funds, the HSBC Advisor Funds Trust and the HSBC Portfolios.

46       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Board of Trustees and Officers (Unaudited) (continued)

	Position(s) Held	Term of Office and	Principal Occupation(s)
Name, Address, Age	Funds	Length of Time Served	During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 56	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 - present)

SCOTT RHODES* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 55	Treasurer	One year; 2014 to present	Senior Vice President, Citi (2010 - present); Manager, Treasurer of Mutual Funds, and Broker-Dealer Treasurer and Financial & Operations Principal, GE Asset Management Inc. (2005 – 2010)

HEATHER MELITO-DEZAN* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 37	Secretary	One year; 2014 to present	Assistant Vice President, Regulatory Administration, Citi (2013 - present)

FREDERICK J. SCHMIDT* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 55	Chief Compliance Officer	One year; 2004 to present	Director and Chief Compliance Officer, CCO Services, Citi (2004 - present)
____________________

*	Mr. Rhodes, Ms. Melito-Dezan, and Mr. Schmidt also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

HSBC PORTFOLIOS       47

Other Information (Unaudited):

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

48       HSBC PORTFOLIOS

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS

HSBC Growth Portfolio
Winslow Capital Management, LLC
4720 IDS Tower
80 South Eighth Street
Minneapolis, MN 55402

HSBC Opportunity Portfolio
Westfield Capital Management Company, L.P.
One Financial Center
Boston, MA 02111

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients

HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, OH 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.investorfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-AR-RTL-1214	12/14

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Tom Robards and Marcia Beck who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.
(a) Audit Fees,
2013	$11,765
2014	$11,765

(b) Audit-Related Fees,
2013	$389
2014	$389

       2013 – Fees of $389 relate to the consent of N-1A filing.
       2014 – Fees of $389 relate to the consent of N-1A filing.

(c) Tax Fees,
2013	$5,700
2014	$5,800

Fees for both 2013 and 2014 relate to the preparation of federal income and excise tax returns and the review of excise tax distributions.

(d) All Other Fees,
2013	$0
2014	$0

       (e)(1) The audit committee is required to pre-approve all audit and permitted non-audit services performed by the registrant’s independent auditors in accordance with the audit committee charter and the Investment Company Act of 1940.

       (e)(2)
2013	0%
2014	0%

       (f) Not applicable.

(g) Non-Audit Fees.
2013	$6,089
2014	$6,189

       (h) The audit committee considered the nonaudit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC ADVISOR FUNDS TRUST

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	December 19, 2014

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	December 19, 2014

By (Signature and Title)	/s/ Scott Rhodes
Scott Rhodes
Treasurer

Date	December 19, 2014